ARMATRON LOGO
                                2 MAIN STREET
                        MELROSE, MASSACHUSETTS 02176






                                                               January 10, 1996

Dear Stockholder:

      You are invited to attend the Annual Meeting of Stockholders of Armatron International, Inc., which will be held at the Company's principal executive offices, Two Main Street, Melrose, Massachusetts 02176, on Thursday, January 25, 1996 at 11:00 a.m., Eastern Standard Time.

      The accompanying Proxy Statement contains information about the two nominees for election as Directors and a proposal to ratify the selection of the Company's independent auditors.

      We hope that you will be able to attend the meeting. However, if you cannot do so, it is very important that your shares be represented. We urge you to mark, sign, date and return your proxy promptly.

                                       Sincerely,


                                       Charles J. Housman
                                       Chairman of the Board


                                ARMATRON LOGO
                NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                  To Be Held on Thursday, January 25, 1996

TO THE STOCKHOLDERS:

      The Annual Meeting of Stockholders of Armatron International, Inc., a Massachusetts corporation, will be held at the Company's principal executive offices, Two Main Street, Melrose, Massachusetts, on Thursday, January 25, 1996 at 11:00 a.m., Eastern Standard Time, for the following purposes, as is more fully described in the accompanying Proxy Statement.

      1. To elect two nominees as Directors, to serve for the term described therein;

      2. To ratify the selection, by the Board of Directors, of independent auditors for the fiscal year ending September 30, 1996; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The above matters are more fully described in the accompanying Proxy Statement.

      Only stockholders of record at the close of business on December 1, 1995, the Record Date fixed by the Board of Directors for determining stockholders who are entitled to notice of and to vote at the Annual Meeting, will be entitled to vote at the Annual Meeting. The stock transfer books will not be closed.

      The Annual Report for the fiscal year ended September 30, 1995 has been enclosed with the accompanying Proxy Statement, but is not a part thereof.

                                       By Order of the Board of Directors,



                                       Elliot J. Englander, Clerk

Melrose, Massachusetts
January 10, 1996

      IT IS ESPECIALLY IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL METING. IF YOU ARE NOT ABLE TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. BECAUSE OF THE AMOUNT OF WORK NECESSARY TO PREPARE FOR THE MEETING, THE IMMEDIATE RETURN OF YOUR PROXY WILL BE APPRECIATED.




                                ARMATRON LOGO

                               PROXY STATEMENT

                       Annual Meeting of Stockholders
                    To Be Held Thursday, January 25, 1996

      This Proxy Statement, to be mailed on or about January 10, 1996, is furnished in connection with the solicitation by the Board of Directors of Armatron International, Inc. (the "Company" or "Armatron") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on January 25, 1996 at 11:00 a.m., Eastern Standard Time, at the Company's principal executive offices, Two Main Street, Melrose, Massachusetts. (Telephone No. 617-321-2300; FAX No. 617-324-8403). The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1995, while not incorporated as a part of this Proxy Statement, is also included in this mailing.

                              VOTING PROCEDURE

      If you sign and return the enclosed proxy in time for the Annual Meeting, your shares of the Company's Common Stock, $1 par value per share ("Common Stock"), will be voted (unless you otherwise instruct) on all matters that may properly come before the meeting. The proxy contains spaces in which you may insert instructions as to how your shares are to be voted in the election of two Directors and ratification of the selection of independent auditors. If you specify instructions with respect to any of the proposals, your shares will be voted in accordance with your instructions, applicable law and the Company's Articles of Organization and By-Laws. If no instructions are specified, your shares will be voted FOR the election of the nominated Directors and FOR the ratification of the selection of independ-ent auditors by the Board of Directors. If any other matter properly comes before the Annual Meeting, the persons named as proxy holders on your proxy will vote your shares with respect to any such other matter in accordance with their best judgment.

      The cost of solicitation will be paid by the Company. In addition to solicitation by mail, solicitation of proxies may be made personally or by telephone or FAX machine by the Company's regular employees, and arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to, and to obtain proxies from, their principals. If the enclosed proxy is properly executed and returned in time for voting, the shares represented thereby will be voted as specified thereon. Any stockholder giving a proxy may revoke it by giving notice of revocation in writing to the Clerk of the Company at any time prior to the time it is voted.

                    VOTING SECURITIES AND VOTES REQUIRED

      As of December 1, 1995 (the "Record Date"), there were outstanding and entitled to vote 2,459,749 shares of Common Stock (exclusive of 146,732 treasury shares). Holders of record at the close of business on December 1, 1995, the Record Date, will be entitled to vote on all matters properly coming before the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote, is necessary to constitute a quorum at the Annual Meeting. Each stockholder will have one vote for each share of Common Stock held at the close of business on the Record Date. To the knowledge of the Board of Directors, no person other than those identified below under "Election of Directors; Security Ownership of Management" and "Principal Shareholder" owns of record or beneficially more than five percent of the outstanding shares of Common Stock of the Company.

      Of the proposals stated in the accompanying Notice of Annual Meeting of Stockholders, approval of Proposal 1 (i.e., the election of two Directors) will require the favorable vote of the holders of a plurality of the shares of Common Stock outstanding on the Record Date and represented at the Annual Meeting; and approval of Proposal 2 will require the favorable vote of at least a majority of the shares of Common Stock outstanding on the Record Date and represented at the Annual Meeting.

      With respect to tabulation of the proxies, abstentions are treated as votes against a proposal and non-votes have no effect on the vote.

           ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF MANAGEMENT

      The Company's By-Laws provide for a Board of Directors to consist of not less than three or more than nine persons who are to be divided as nearly equally in number as possible into three classes (A, B and C). Each class of Directors is to be elected for a three-year term ending in three successive years with the members of each class to serve until the third succeeding annual meeting of stockholders after their election and until their respective successors are duly elected and qualified.

      The Board of Directors has determined that the term of two Directors (the "Class A" Directors) will expire in January 1996 and has nominated those individuals for a term to expire in January 1999 and until their successors are duly elected and qualified. The proposal requires the favorable vote of the holders of a plurality of the stockholders of record represented at the meeting.

      If a nominee is unable to serve, an event which the management does not anticipate, proxies not otherwise specifying will be voted for a substitute nominee to be named by the Board of Directors. In no event will proxies be voted for more than two nominees. If no instructions are specified on your proxy, your shares will be voted FOR the election of the nominees to the Board of Directors named herein. The following table sets forth certain information as to the nominees for Director and the other current Directors of the Company. The nominees and each Director named below have been engaged in their present principal occupation for at least five years, unless otherwise stated. Also shown are the number of shares of the Common Stock beneficially owned on December 1, 1995 by the nominees, by each Director, by each of the Company's three most highly compensated executive officers, and by all of the executive officers and Directors of the Company as a group. All shares are owned of record and the owner possesses sole voting and investment power, except as otherwise stated below:

                                  NOMINEES

                                                                                  Shares
                                                                                  Owned and
Class "A" Directors Currently                                                     Nature of
Serving Terms Expiring                                                            Beneficial   Percent
in January 1996                 Principal Occupation                              Ownership    of Class
-----------------------------   --------------------                              ----------   --------

CHARLES J. HOUSMAN              Age 68; principal occupation: President and       216,931(1)    8.82%
                                 Chairman of the Board of Armatron. Mr.
                                 Housman has been actively engaged in
                                 various aspects of the Company's business
                                 for more than 30 years and has served as a
                                 Director of Armatron continuously since 1960.

EDWARD L. HOUSMAN               Age 74; principal occupation: President of        190,648(1)    7.75%
                                 Automatic Radio International Corp.
                                 (which deals with the international sales of
                                 the Company's products). Mr. Housman has
                                 been actively engaged in various aspects of
                                 the Company's business for more than 30 years,
                                 and has served as a Director of Armatron
                                 continuously since 1959.


                       DIRECTORS CONTINUING IN OFFICE

                                                                                  Shares
                                                                                  Owned and
Class "C" Director                                                                Nature of
Serving Term Expiring                                                             Beneficial   Percent
in January 1997                 Principal Occupation                              Ownership    of Class
---------------------           --------------------                              ----------   --------

ELLIOT J. ENGLANDER             Age 64; principal occupation: attorney,             6,000          *
                                 Englander, Finks, Ross, Cohen & Brander,
                                 P.C., Boston, Massachusetts. Mr. Englander
                                 is Clerk of the Company and has been a
                                 Director of Armatron continuously since 1974.

                                                                                  Shares
                                                                                  Owned and
Class "B" Directors Currently                                                     Nature of
Serving Terms Expiring                                                            Beneficial   Percent
in January 1998                 Principal Occupation                              Ownership    of Class
-----------------------------   --------------------                              ----------   --------

CRAIG SPANGENBERG               Age 81; principal occupation: attorney, of          1,000          *
                                 counsel to the firm of Spangenberg, Shibley,
                                 Traci & Lancione, Cleveland, Ohio. Mr.
                                 Spangenberg has served as a Director of
                                 Armatron continuously since 1981 and is a
                                 member of the Audit Committee.

                                                                                  Shares
                                                                                  Owned and
Class "B" Directors Currently                                                     Nature of
Serving Terms Expiring                                                            Beneficial   Percent
in January 1998                 Principal Occupation                              Ownership    of Class
-----------------------------   --------------------                              ----------   --------

WILLIAM WELSH                   Age 75; retired, former occupation: partner,        1,000          *
                                 Clayton, Dubilier, Inc., New York, NY,
                                 financial consultants. Mr. Welsh has served
                                 as Chairman of the Board of Advanced Aluminum
                                 Products, Hammond, Indiana. He served as a
                                 Director of Armatron from 1979 to 1982, and
                                 from 1983 to the present, and is a member of
                                 the Audit Committee.

                          OTHER EXECUTIVE OFFICERS

                                                                                  Shares
                                                                                  Owned and
                                                                                  Nature of
                                                                                  Beneficial   Percent
                                Principal Occupation                              Ownership    of Class
                                --------------------                              ----------   --------

SAL DeYOREO                     Age 70; joined Armatron in 1972 and has            15,000          *
                                 served as Vice President in 1976. Mr.
                                 DeYoreo is responsible for the marketing,
                                 sales, engineering and product development
                                 of the Flowtron Outdoor Products Division.

All Executive Officers (2) and                                                    430,579      16.57%
Directors of the Company as a
group (6 persons)

--------------------
<F*>  Less than 1% of the outstanding Common Stock.
<F1>  Does not include 372,660 shares of Common Stock held by the estates of
      Frank M. Housman and Herbert E. Housman. Messrs. Charles J. Housman and
      Edward L. Housman share voting power, but not investment power, with respect to such shares and disclaim beneficial ownership of such shares.
      Also does not include 509,553 shares of Common Stock held by the estate of David Housman, the deceased founder of the Company, and by relatives of Messrs. Edward L. Housman and Charles J. Housman. Messrs. Edward L.
      Housman and Charles J. Housman share informal voting control, but not investment power, with respect to such shares and disclaim beneficial ownership of such shares.
<F2>  The Company's executive officers hold office at the pleasure of the
      Board of Directors.


      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1, THAT IS, THE ELECTION OF THE NOMINEES AS DIRECTORS NAMED IN THIS PROXY STATEMENT.


                            PRINCIPAL SHAREHOLDER

      There are no beneficial owners of more than 5% of the Company's Common Stock, known to the Company, in addition to the Directors of the Company.


         INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

      Audit Committee. During the past year, the Audit Committee was composed of Messrs. Spangenberg and Welsh, neither of whom was an employee of the Company. The Audit Committee met once during the year. The duties of the Audit Committee are to review and approve the scope of the annual audit of financial statements by the independent auditors prior to public release of the annual financial statements; consult with the independent auditors and the accounting staff of the Company with respect to the adequacy of internal controls; and make a recommendation to the Board as to which public accounting firm should be engaged as independent auditors for the forthcoming year. The Audit Committee also has the authority to review any other financial matters which it deems appropriate to its function and to report its findings to the Board.

      Other Committees. The Company does not have a Nominating Committee, nor a Compensation Committee. The Board of Directors will consider recommendations submitted to it by shareholders received within one year prior to the date a vacancy is to be filled. In order for a recommendation by a shareholder to be considered, it must meet the following requirements: (1) the shareholder making the recommendation must be a registered shareholder of record; (2) the recommendation must be submitted in writing; (3) the recommendation must include a description of the nominee, including the person's qualifications to serve as a Director, and (4) the recommendation must include a statement indicating the nominee's willingness to serve.

      Meetings. The Board of Directors met four times in fiscal 1995 and all Directors attended at least 75% of the aggregate number of meetings of the Board and the Committees on which they serve.


                           EXECUTIVE COMPENSATION

      The following table sets forth all cash compensation paid or accrued by the Company to each of its three most highly compensated executive officers for services rendered during the three fiscal years ended September 30, 1995:

                         Summary Compensation Table


      Name and                     Annual Compensation
      Principal                    -------------------   All Other
      Position                     Year     Salary ($)   Compensation ($)
      ---------                    ----     ----------   ----------------

      Charles J. Housman           1995     $ 31,250     $--0--
      CEO                          1994     $ 52,083     $1,458
                                   1993     $125,000     $3,750

      Sal DeYoreo                  1995     $105,000     $--0--
      Vice President               1994     $105,000     $1,444
                                   1993     $105,000     $3,150

      Edward L. Housman            1995     $ 25,000     $--0--
      President, Automatic Radio   1994     $ 41,667     $1,167
      International Corp.          1993     $100,000     $3,000


      Benefits. The Company provides medical and dental benefits to the executive officers that are generally available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities & Exchange Commission relating to executive compensation, did not exceed the lesser of $50,000 or 10% of salary for fiscal 1995.

      Stock Options & Related SARs. The Company's 1981 Non-Qualified Stock Option Plan which terminated on December 1, 1990, provided for the granting of options to purchase the Company's Common Stock and related stock appreciation rights (SARs) to the salaried officers and other employees of the Company. No options or stock apprecation rights were granted after the plan terminated.

      For the period October 1, 1994 to September 30, 1995, no stock options were granted or exercised. None of the options held by any named executive officer were in-the-money as of September 30, 1995.

Benefit Plans
-------------

Armatron Executive Retirement Plan
----------------------------------
      The Armatron Executive Retirement Plan ("Retirement Plan") provides for the payment of retirement benefits to certain senior executives of the Company. Under the Retirement Plan, upon reaching age 65, an eligible employee will receive an annual retirement benefit payment in an amount equal to 1-1/2% of his final average compensation multiplied by the number of years of benefit service (not to exceed thirty years) minus 1-2/3% of his primary Social Security benefit, multiplied by the number of years of benefit service (not to exceed thirty years). Final average compensation is defined in the Retirement Plan as the average of the five highest calendar years of salary during the ten years preceding retirement. Years of benefit service includes all years and months of service completed with the Company after October 1, 1983. Payments under the Retirement Plan will be made during the life of the eligible employee, provided that a minimum of ten years of payments shall be made during the life of the eligible employee or, in the event the employee dies, to a designated beneficiary. In the event an employee terminates his employment prior to reaching age 65, he will be entitled to receive payments under the Retirement Plan at age 65 if he has completed ten years of vesting service. Vesting service is defined as all years and months of service completed with the Company after September 30, 1978. As of March 1, 1994 the Executive Retirement Plan has been temporarily suspended. As of September 30, 1995 no date has been established for removing the suspension.

      The following table shows the estimated annual benefits payable under the Retirement Plan to persons in specified average compensation and years of service classifications. The amounts shown have not been reduced to reflect the offset amounts based upon primary Social Security benefits. Average compensation for purposes of computing benefits under the Retirement Plan, age, years of benefit service and years of vesting service as of September 30, 1995, for the three officers named in the compensation table are as follows:
Charles J. Housman--$110,000, age 68, 10 years and 15 years; Sal DeYoreo-- $101,000, age 70, 10 years and 15 years; and Edward L. Housman--$92,000, age 74, 10 years and 15 years.


      Years of                          Average Compensation
      Benefit     --------------------------------------------------------------
      Service     $75,000   $100,000   $125,000   $150,000   $175,000   $200,000
      --------    -------   --------   --------   --------   --------   --------

      2           $ 2,250   $  3,000   $  3,750   $  4,500   $  5,250   $  6,000
      5             5,625      7,500      9,375     11,250     13,125     15,000
      10           11,250     15,000     18,750     22,500     26,250     30,000
      15           16,875     22,500     28,125     33,750     39,375     45,000
      20           22,500     30,000     37,500     45,000     52,500     60,000
      30 & over    33,750     45,000     56,250     67,500     78,750     90,000


Armatron International, Inc. Dreyfus 401(k) Profit Sharing Plan
---------------------------------------------------------------
      On July 1, 1989, the Company established a 401(k) Profit Sharing Plan and Trust (the "Profit Sharing Plan"), which plan qualifies under Section 401(k) of the Internal Revenue Code for favorable tax treatment as long as the Profit Sharing Plan annually meets a special, non-discrimination test. This test is designed to assure a fair mix of contributions among employees at all income levels. In November 1994 the Company changed the plan name to and adopted the Armatron International, Inc./Dreyfus 401(k) Profit Sharing Plan and Trust.

                      REPORT ON EXECUTIVE COMPENSATION

      Since the Company does not have a Compensation Committee, the Board of Directors establishes the executive compensation policies of the Company and establishes both the compensation plans and specific compensation levels of executive officers. It also supervises the administration of the 1981 Non-Qualified Stock Option Plan by the Stock Option Committee.

      The executive compensation program is comprised of base salary, and various benefits, including an executive retirement plan, life insurance, health insurance, and another retirement plan generally available to employees of the Company.

      Chief Executive Officer Compensation. Mr. Charles Housman was appointed Chief Executive Officer in 1987. As of March 1, 1995, Mr. Housman has waived his base salary as a part of the temporary salary freeze program.

      Compensation Committee Interlocks and Inside Participation In Compensation Decisions. The following Officers of the Company served on the Board of Directors for the 1995 fiscal year:

         Charles J. Housman                      Elliot J. Englander



By the Board of Directors:
Charles J. Housman, Chairman of the Board        Elliot J. Englander, Director
Edward L. Housman, Director                      Craig Spangenberg, Director
                           William Welsh, Director


                            CERTAIN TRANSACTIONS

      The Company paid to the firm of Englander, Finks, Ross, Cohen & Brander, P.C., a total of $60,000, $21,000, and $110,000, respectively, for legal services rendered to the Company during the fiscal years ended September 30, 1995, 1994 and 1993. The Company anticipates that fees to that firm will be approximately $60,000 during fiscal 1996. Elliot J. Englander, Clerk and a Director of the Company, is a member of that firm.

      During fiscal year 1994, the Company renewed a $7,000,000 line of credit from a realty trust operated for the benefit of the Company's principal shareholders. This line of credit, with interest payable at 10%, requires monthly payments of interest only, is payable in full on October 1, 1997 and is collateralized by all assets of the Company. The Company had $4,715,000 outstanding under this line of credit at September 30, 1995.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                    for the year ended September 30, 1995

      The following graph shows a five-year comparison of cumulative total returns for the Company, the AMEX Market Index and Peer Group Index. The Peer Group is comprised of the following securities: Adage, Inc.; Armatron International, Inc.; Aseco, CP; Datakey, Inc.; ECC International, CP; Evans & Sutherland Company; First Alert, Inc.; Fusion Systems, CP; Ion Laser Technology, Inc.; Isomet, CP; Knogo North Amer, Inc.; Laser, CP; Lasertechnics, Inc.; Philips Electronics, NV; Quad Systems, CP; Reflectone, Inc.; Satcon Technology, CP; Spatializer Audio LB, Inc.; Standard Motor Prods.; and United Industrial, CP.

                   COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                     AMONG ARMATRON INTERNATIONAL, INC.,
                    AMEX MARKET INDEX AND SIC CODE INDEX


                                              Fiscal Year Ending
                              -------------------------------------------------
Company                       1990   1991     1992     1993     1994     1995
-------                       ----   ----     ----     ----     ----     ----
Armatron Internat             100    137.50   131.25    87.50    46.88    34.38
Industry Index                100    143.25   114.63   161.63   231.62   359.37
Broad Market                  100    119.92   125.15   146.91   149.73   180.41


                    ASSUMES $100 INVESTED ON OCT. 1, 1990
                         ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEP.30, 1995


                    RATIFICATION OF INDEPENDENT AUDITORS

      The Board of Directors, upon the recommendation of its Audit Committee, has selected the firm of R. J. Gold & Company, P. C. to serve as the Company's independent auditors for the fiscal year ending September 30, 1996, a service they presently perform. Although it is not required to do so, the Board of Directors is submitting the selection of R. J. Gold & Company, P.C. for ratification in order to assess the views of stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection. This proposal requires the favorable vote of at least a majority of the shares of Common Stock outstanding on the Record Date and represented at the Annual Meeting.

      The Company's financial statements for the previous fiscal year ended September 30, 1995 were audited by R. J. Gold & Company, P.C. In connection with the audit function, R. J. Gold & Company P.C. also reviewed the Company's annual report and its filings with the Securities and Exchange Commission ("SEC").

      R. J. Gold & Company, P.C. provided all professional services indicated at customary rates and terms.

      The Audit Committee of the Board of Directors has established a policy regarding services which may be provided by the Company's independent auditors. This policy states that the Company's independent auditors may be engaged by management to perform any services normally provided by accounting firms for SEC-registered audit clients, provided that the independence requirements of the American Institute of Certified Public Accountants have been considered and that the fees for such non-audit services do not exceed a certain level of the fees for audit services rendered during the year. Fees for non-audit services in excess of this level would require pre-approval by the Audit Committee.

      It is expected that representatives of R. J. Gold & Company, P.C. will be present at the Annual Meeting with the opportunity to make a statement if they so desire and to answer appropriate questions relating to the audit performed.

                      CHANGE IN INDEPENDENT ACCOUNTANTS

      On March 1, 1994, the Board of Directors of the Company, acting upon the recommendation of the Audit Committee of the Board, approved the engagement of the firm of R. J. Gold & Company, P.C. as its independent accountants as of March 1, 1994 to replace the firm of Coopers & Lybrand, whose engagement as independent accountants of the Company was terminated effective February 28, 1994.

      The report of Coopers & Lybrand on the Company's financial statements for the year ended September 1993 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audit of the Company's financial statements for the year ended September 1993, there were no disagreements with Coopers & Lybrand on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make reference to the matter in connection with its report. Also, during the year ended September 1993, there was no "reportable events" as defined in subparagraph (a)(1)(v) of Item 304 of Regulation S-K.

      During the year ended September 1993, neither the Company nor anyone else on its behalf consulted R. J. Gold & Company, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company's financial statements.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

    COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and offi-cers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 1995 all Section 16(a) filing requirements applicable to its Directors and officers and greater than ten percent beneficial owners were complied with.

                        PROPOSALS OF SECURITY HOLDERS

      In accordance with the By-Laws of the Company, the annual meeting of stockholders following the Annual Meeting of Stockholders to which this Proxy Statement relates, is scheduled to be held on Thursday, January 16, 1997. If there is no change in the date of such annual meeting, proposals of security holders intended to be presented by or on behalf of a security holder at such annual meeting must be received by the Company at its offices in Melrose, Massachusetts on or before September 19, 1996.

                               OTHER BUSINESS

      The Board of Directors does not intend to bring any other business before the Annual Meeting and is not aware that anyone else intends to do so. However, if any other business properly comes before the Annual Meeting, it is the intention of the holders of proxies solicited by the Board of Directors to vote in accordance with their best judgment on any such matter.